Exhibit 10.12

THIRD CONSENT LETTER

AND

FOURTH AMENDMENT TO AMENDED AND

RESTATED CREDIT AND SECURITY AGREEMENT

August 10, 2006

PNA Group, Inc.

      and the other Borrowers referred to below

c/o Travel Holding Corporation

360 North Crescent Drive, South Building

Beverly Hills, California 90210

Attention: Eva M. Kalawski, Esq.

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Credit and Security Agreement dated May 9, 2006, as amended by that certain First Consent and First Amendment to Amended and Restated Credit and Security Agreement dated May 31, 2006, as further amended and supplemented by that certain Joinder Agreement and Supplement to Amended and Restated Credit and Security Agreement dated May 31, 2006, as further amended by that certain Second Consent and Second Amendment to Amended and Restated Credit and Security Agreement dated June 23, 2006, as further amended by that certain Third Amendment to Amended and Restated Credit and Security Agreement dated July 13, 2006, as further amended and supplemented by that certain Joinder Agreement for Revolver Commitment dated July 13, 2006 (and as further amended, restated, supplemented or otherwise modified at any time, the “Credit Agreement”), among PNA Group, Inc., a Delaware corporation and successor by merger to Travel Merger Corporation (“PNA”), Smith Pipe & Steel Company, an Arizona corporation (“Smith”), Infra-Metals Co., a Georgia corporation (“Infra-Metals”), Feralloy Corporation, a Delaware corporation (“Feralloy”), Delta Steel, L.P., a Texas limited partnership (“Delta Steel”), Delta GP, L.L.C., a Texas limited liability company (“Delta GP”), Delta LP, L.L.C., a Delaware limited liability company (“Delta LP”), Delnor Corporation, a Texas corporation (“Delnor”), Travel Main Corporation, a Delaware corporation (“Travel Main”), Lockwood Acquisition, LLC, a Delaware limited liability company (“Lockwood”), Clinton & Lockwood, Ltd., a Texas limited partnership (“C&L”), Metals Supply Company, Ltd., a Texas limited partnership (“Metals Supply”), and MSC Management, Inc., a Texas corporation (“MSC”; PNA, Smith, Infra-Metals, Feralloy, Delta Steel, Delta GP, Delta LP, Delnor, Travel Main, Lockwood, C&L, Metals Supply and MSC are hereinafter referred to collectively as “Borrowers” and each individually as a “Borrower”); the various financial institutions that are signatories thereto as lenders (together with their respective successors and assigns, the “Lenders”); Bank of America, N.A., a national banking association, as collateral and administrative agent for the Lenders (together with its successors in such capacity, “Administrative Agent”); and the other Agents named therein. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

Borrowers have advised Administrative Agent and Lenders that, concurrently with the execution of this Third Consent Letter and Fourth Amendment to Amended and Restated Credit and Security Agreement (this “Consent Letter”), (i) Travel Holding Corporation, a Delaware corporation and the direct parent of PNA and Travel Main (“Travel Holding”), intends to form a new wholly-owned subsidiary, Travel Main II Corporation, a Delaware corporation (“Travel Main II”); (ii) Feralloy intends to form two new wholly-owned subsidiaries, Feralloy Property, LLC, a Delaware limited liability company, and Feralloy Property II, LLC, a Delaware limited liability company (hereinafter referred to as

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“FeralloyProp I” and “FeralloyProp II”, respectively); (iii) Infra-Metals intends to form two new wholly-owned subsidiaries, Infra-Metals Property, LLC, a Delaware limited liability company, and Infra-Metals Property II, LLC, a Delaware limited liability company (hereinafter referred to as “InfraProp I” and “InfraProp II”, respectively); (iv) each of Metals Supply, Delnor, Delta Steel and Smith (together with Feralloy and Infra-Metals, hereinafter referred to collectively as the “Operating Borrowers” and each individually as an “Operating Borrower”) intends to form a single new wholly-owned subsidiary, Metals Supply Property, LLC, a Delaware limited liability company, Delnor Property, LLC, a Delaware limited liability company, Delta Steel Property, LLC, a Delaware limited liability company, and Smith Pipe & Steel Property, LLC, a Delaware limited liability company, respectively (together with FeralloyProp I, FeralloyProp II, InfraProp I and InfraProp II, hereinafter referred to collectively as the “Real Estate Subsidiaries” and each individually as a “Real Estate Subsidiary”); (v) Delta Steel intends to make a contribution of all of its owned real property situated in the State of Arizona, if any, to Smith and, thereafter, each Operating Borrower other than Feralloy and Infra-Metals intends to then make a contribution of all of its owned real property to its Real Estate Subsidiary; (vi) Infra-Metals intends to then (A) make a contribution of all of its owned real property to InfraProp I, and (B) make a contribution of all of the real property in which it has a ground lease to InfraProp II; (vii) Feralloy intends to then make a contribution of all of its owned real property to FeralloyProp I; (viii) each Operating Borrower intends to then make a distribution of all of the Equity Interests in its Real Estate Subsidiary (or Subsidiaries), with the exception of FeralloyProp II, to PNA (either directly, or through its intermediate holding companies); (ix) PNA intends to then make a distribution of (A) all of the Equity Interests in each of the Real Estate Subsidiaries other than FeralloyProp II, (B) all of the Equity Interests in Lockwood, and (C) all of the general partnership interests in C&L, to Travel Holding; and (x) Travel Holding intends to then make a contribution of (A) all of the Equity Interests in each of the Real Estate Subsidiaries other than FeralloyProp II, (B) all of the Equity Interests in Lockwood, and (C) all of the general partnership interests in C&L, to Travel Main. Borrowers have advised Administrative Agent and Lenders that all of the transactions contemplated by this paragraph of this Consent Letter (hereinafter referred to collectively as the “Step One Transactions”) are to be consummated on the Business Day this Consent Letter becomes effective.

Borrowers have further advised Administrative Agent and Lenders that (i) Feralloy intends to make a contribution of all of the real property in which it has a ground lease to FeralloyProp II (hereinafter referred to as the “Indiana Property Transfer”); (ii) Feralloy intends to then make a distribution of all of the Equity Interests in FeralloyProp II to PNA; (iii) PNA intends to then make a distribution of all of the Equity Interests in FeralloyProp II to Travel Holding; and (iv) Travel Holding intends to then make a contribution of all of the Equity Interests in FeralloyProp II to Travel Main. Borrowers have advised Administrative Agent and Lenders that all of the transactions contemplated by this paragraph of this Consent Letter (hereinafter referred to collectively as the “Step Two Transactions”) are to be consummated on the later of the following: (A) the effective date of this Consent Letter, or (B) a date not later than the date thirty (30) Business Days after Borrower receives the Indiana Port Consent (as defined in Section 2(b) of this Consent Letter).

Borrowers have requested that Administrative Agent and Lenders consent to, and subject to the terms and conditions contained herein, Administrative Agent and Lenders are willing to consent to, the Step One Transactions and the Step Two Transactions (hereinafter referred to collectively as the “Proposed Transactions”).

1. Consent to Step One Transactions. Subject to the satisfaction of the conditions precedent set forth below and the other terms contained herein, Administrative Agent and Lenders hereby

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August 10, 2006

consent to the Step One Transactions. Administrative Agent’s and Lenders’ consent to the Step One Transactions shall be subject to satisfaction of each of the following conditions precedent in form and substance satisfactory to Administrative Agent:

a.	after giving effect to the consents contained herein, both before and after giving effect to the Proposed Transactions, each Obligor shall then be Solvent and no Default or Event of Default shall then exist (including, without limitation, under Section 12.1.6 of the Credit Agreement as it relates to Debt incurred pursuant to Section 10.2.3(ii) of the Credit Agreement);

b.	Administrative Agent shall have received and reviewed copies of all third-party consents and notices required in order for Borrowers to consummate the Step One Transactions, which consents and notices shall be satisfactory to Administrative Agent in all respects;

c.	the Step One Transactions shall be consummated in accordance with Applicable Law;

d.	Administrative Agent shall have received and reviewed a copy of each executed deed or other instrument by which the owned or leasehold real property of any Operating Borrower is transferred to any Real Estate Subsidiary in connection with the Step One Transactions, including all exhibits and schedules thereto, which deed or other instrument shall explicitly provide that such transfer is made subject to the Administrative Agent’s Liens in such property, and each such deed or other instrument shall be satisfactory to Administrative Agent in all respects;

e.	Administrative Agent shall have received and reviewed an endorsement, issued by the title insurance company, to each title insurance policy insuring any Mortgage upon any owned or leasehold real property transferred in connection with the Step One Transactions, which endorsement shall reflect the new “record owner” of the applicable mortgaged property and contain such other provisions as Administrative Agent may reasonably require, and each such endorsement shall be satisfactory to Administrative Agent in all respects;

f.	Borrowers and their Affiliates shall have executed and delivered to Administrative Agent counterparts or amendments to the applicable Pledge Agreements and such other agreements, documents and instruments as Administrative Agent may reasonably request, in each case in form and substance satisfactory to Administrative Agent, pursuant to which Borrowers and their Affiliates shall pledge to Administrative Agent, for itself and for the benefit of the Secured Parties, as security for the Obligations, 100% of the capital stock of, or other Equity Interests in, Lockwood, C&L and each of the Real Estate Subsidiaries other than FeralloyProp II;

g.	each of the Real Estate Subsidiaries other than FeralloyProp II shall have executed and delivered to Administrative Agent a joinder agreement to the Credit Agreement, becoming a Borrower thereunder and securing the Obligations, and such Security Documents, other documents, agreements and instruments as Administrative Agent may reasonably request, in each case in form and substance satisfactory to Administrative Agent;

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h.	Borrowers and each of the Real Estate Subsidiaries other than FeralloyProp II shall have filed or authorized Administrative Agent to file proper financing statements in appropriate form for filing under the Uniform Commercial Code in effect in all jurisdictions that Administrative Agent may deem necessary or desirable in order to perfect Administrative Agent’s Liens in the personal property (including Equity Interests) of each of the Real Estate Subsidiaries other than FeralloyProp II;

i.	upon consummation of the Step One Transactions and the filing of the financing statements contemplated by clause (h) above, Administrative Agent shall have, for itself and for the benefit of the Secured Parties, a first priority Lien upon all real property of each Real Estate Subsidiary other than FeralloyProp II (and certain property in Arizona as described in Section 3(b) of this Consent Letter) and all personal property of Lockwood, C&L and each Real Estate Subsidiary other than FeralloyProp II, subject only to Permitted Liens;

j.	Borrowers shall have agreed to the amendments to the Credit Agreement set forth in Section 3 of this Consent Letter;

k.	without limiting the generality of the foregoing items, Borrowers and their Affiliates shall have delivered or caused to be delivered to Administrative Agent, in form and substance satisfactory to Administrative Agent, such additional information, instruments, resolutions, documents, agreements, certificates, opinions and other items as Administrative Agent may reasonably request; and

l.	Administrative Agent shall have received executed counterparts of this Consent Letter from the Required Lenders and each of the Borrowers.

2. Consent to Step Two Transactions. Subject to the satisfaction of the conditions precedent set forth below and the other terms contained herein, Administrative Agent and Lenders hereby consent to the Step Two Transactions. Administrative Agent’s and Lenders’ consent to the Step Two Transactions shall be subject to satisfaction of each of the following conditions precedent in form and substance satisfactory to Administrative Agent; provided, however, that, if each of the PropCo Release Conditions is satisfied (as determined by Administrative Agent) prior to the consummation of the Step Two Transactions, then each of the conditions precedent described in subsections (d) through (i) of this Section 2 shall immediately and automatically be deemed waived by Administrative Agent and the Lenders:

a.	each of the conditions precedent set forth in Section 1 of this Consent Letter shall have been satisfied in form and substance satisfactory to Administrative Agent;

b.	Administrative Agent shall have received and reviewed copies of all third-party consents and notices required in order for Borrowers to consummate the Step Two Transactions, including without limitation the written consent of the Indiana Port Commission to the Indiana Property Transfer and the subsequent lease between FeralloyProp II (as lessor) and Feralloy (as lessee) with respect to the leasehold real property transferred in connection with the Indiana Property Transfer (the “Indiana Port Consent”), which consents and notices shall be satisfactory to Administrative Agent in all respects;

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c.	the Step Two Transactions shall be consummated in accordance with Applicable Law;

d.	Administrative Agent shall have received and reviewed a copy of the executed deed or other instrument effecting the Indiana Property Transfer, including all exhibits and schedules thereto, which deed or other instrument shall explicitly provide that such transfer is made subject to the Administrative Agent’s Liens in such property, and such deed or other instrument shall be satisfactory to Administrative Agent in all respects;

e.	Administrative Agent shall have received and reviewed an endorsement, issued by the title insurance company, to each title insurance policy insuring any Mortgage upon the leasehold real property transferred in connection with the Indiana Property Transfer, which endorsement shall reflect the new “record owner” of the applicable mortgaged property and contain such other provisions as Administrative Agent may reasonably require, and each such endorsement shall be satisfactory to Administrative Agent in all respects;

f.	Borrowers and their Affiliates shall have executed and delivered to Administrative Agent counterparts or amendments to the applicable Pledge Agreements and such other agreements, documents and instruments as Administrative Agent may reasonably request, in each case in form and substance satisfactory to Administrative Agent, pursuant to which Borrowers and their Affiliates shall pledge to Administrative Agent, for itself and for the benefit of the Secured Parties, as security for the Obligations, 100% of the capital stock of, or other Equity Interests in, FeralloyProp II;

g.	FeralloyProp II shall have executed and delivered to Administrative Agent a joinder agreement to the Credit Agreement, becoming a Borrower thereunder and securing the Obligations, and such Security Documents, other documents, agreements and instruments as Administrative Agent may reasonably request, in each case in form and substance satisfactory to Administrative Agent;

h.	FeralloyProp II shall have filed or authorized Administrative Agent to file proper financing statements in appropriate form for filing under the Uniform Commercial Code in effect in all jurisdictions that Administrative Agent may deem necessary or desirable in order to perfect Administrative Agent’s Liens in the personal property of FeralloyProp II;

i.	upon consummation of the Step Two Transactions and the filing of the financing statements contemplated by clause (h) above, Administrative Agent shall have, for itself and for the benefit of the Secured Parties, a first priority Lien upon all real and personal property of FeralloyProp II, subject only to Permitted Liens; and

j.	without limiting the generality of the foregoing items, Borrowers and their affiliates shall have delivered or caused to be delivered to Administrative Agent, in form and substance satisfactory to Administrative Agent, such additional information, instruments, resolutions, documents, agreements, certificates, opinions and other items as Administrative Agent may reasonably request.

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August 10, 2006

3. Acknowledgements, Agreements and Amendments.

a.

Borrowers, Administrative Agent and Lenders hereby acknowledge and agree that, notwithstanding the provisions of Section 7.3 of the Credit Agreement, the Real Estate Subsidiaries shall execute and deliver to Administrative Agent, as security for the Obligations, such assignment and assumption agreements or other instruments as Administrative Agent shall request, pursuant to which each Real Estate Subsidiary shall reaffirm, confirm and assume the grant and conveyance to Administrative Agent, for itself and for the benefit of Lenders, of the existing Liens upon any and all owned or leasehold real property transferred to such Real Estate Subsidiary in connection with the Proposed Transactions, and the Real Estate Subsidiaries shall cause such agreements or other instruments to be duly recorded in each office where such recording is required to constitute a fully perfected Lien upon the real property covered thereby. Borrowers, Administrative Agent and Lenders hereby further acknowledge and agree that, concurrently with the recordation of such instruments by the Real Estate Subsidiaries, the Real Estate Subsidiaries shall deliver to Administrative Agent an endorsement, issued by the title insurance company and satisfactory to Administrative Agent in all respects, to each title insurance policy insuring any Mortgage that is modified by such instruments, which endorsement shall reflect such modification and contain such other provisions as Administrative Agent may reasonably require. Each Real Estate Subsidiary other than FeralloyProp II shall satisfy its obligations under this Section 3(a) on or before August 29, 2006, and FeralloyProp II shall satisfy its obligations under this Section 3(a) on or before the later of (i) August 29, 2006, or (ii) the thirtieth (30th) Business Day after the consummation of the Step Two Transactions; provided, however, that upon the satisfaction of each of the PropCo Release Conditions as determined by Administrative Agent, (i) prior to the reaffirmation, confirmation and assumption of such Liens, the obligations of the Real Estate Subsidiaries under this Section 3(a) shall immediately and automatically terminate, or (ii) after the reaffirmation, confirmation and assumption of such Liens, Administrative Agent and the Lenders shall be required to promptly release all such Liens reaffirmed, confirmed and assumed by the Real Estate Subsidiaries.

b.	Borrowers, Administrative Agent and Lenders hereby acknowledge and agree that, on or before August 29, 2006, Borrowers and their Affiliates shall execute and deliver to Administrative Agent new or revised deeds, surveys, title insurance policies, mortgages and such other agreements, documents and instruments as Administrative Agent may reasonably request with respect to the real property located in Maricopa County, Arizona, that Delta Steel and/or Smith intends to (directly or indirectly) transfer to SmithProp in connection with the Step One Transactions, each of which shall accurately reflect all of the real property owned by Delta Steel and/or Smith (prior to the consummation of the Step One Transactions) or SmithProp (after the consummation of the Step Once Transactions) in such county, and each such agreement, document and other instrument shall be satisfactory to Administrative Agent in all respects; provided, however, that upon the satisfaction of each of the PropCo Release Conditions as determined by Administrative Agent prior to the execution and delivery of such agreements, documents and other instruments, the obligations of Borrowers and their Affiliates under this Section 3(b) shall immediately and automatically terminate.

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c.	Borrowers, Administrative Agent and Lenders hereby acknowledge and agree that, if each of the PropCo Release Conditions is satisfied (as determined by Administrative Agent) prior to the consummation of the Step Two Transactions, then, upon the consummation of the Step Two Transactions, Administrative Agent and the Lenders shall be required to promptly release all existing Liens of Administrative Agent and the other Secured Parties upon any and all leasehold real property transferred to FeralloyProp II in connection with the Step Two Transactions.

d.	Borrowers, Administrative Agent and Lenders hereby acknowledge and agree that, upon the satisfaction of each of the PropCo Release Conditions (as determined by Administrative Agent), Travel Main, Lockwood, C&L and each Real Estate Subsidiary that executed a joinder agreement to the Credit Agreement theretofore shall cease to be an Obligor and Administrative Agent and the Lenders shall be required to promptly release all existing Liens of Administrative Agent and the other Secured Parties upon the Property of each such person.

e.	Borrowers, Administrative Agent and Lenders hereby agree that it shall constitute an Event of Default under the Credit Agreement if (i) at any time subsequent to the consummation of the of the Step One Transactions, (A) Travel Main shall cease to own beneficially and of record 100% of the Equity Interests of each Real Estate Subsidiary other than FeralloyProp II (except to the extent that such Real Estate Subsidiaries are released as Obligors under the Credit Documents upon satisfaction of the PropCo Release Conditions as determined by Administrative Agent), or (B) Travel Main shall cease to own beneficially and of record 100% of the general partnership interests of C&L (except to the extent that C&L is released as an Obligor under the Credit Documents upon satisfaction of the PropCo Release Conditions as determined by Administrative Agent), or (C) Travel Main shall cease to own beneficially and of record 100% of the Equity Interests of Lockwood (except to the extent that Lockwood is released as an Obligor under the Credit Documents upon satisfaction of the PropCo Release Conditions as determined by Administrative Agent), or (D) Travel Holding shall cease to own beneficially and of record 100% of the Equity Interests of Travel Main (except to the extent that Travel Main is released as an Obligor under the Credit Documents upon satisfaction of the PropCo Release Conditions as determined by Administrative Agent); or (ii) at any time subsequent to the consummation of the Step Two Transactions, Travel Main shall cease to own beneficially and of record 100% of the Equity Interests of FeralloyProp II (except to the extent that FeralloyProp II is released as an Obligor under the Credit Documents upon satisfaction of the PropCo Release Conditions as determined by Administrative Agent or is not required to become an Obligor because all of the PropCo Release Conditions are satisfied (as determined by Administrative Agent) prior to the consummation of the Step Two Transactions); or (iii) any “change of control” (as defined in the Indenture governing the Debt incurred under Section 10.2.3(vii) of the Credit Agreement) shall occur.

f.

Borrowers, Administrative Agent and Lenders hereby agree that it shall constitute an Event of Default under the Credit Agreement if, at any time subsequent to the release of Travel Main, Lockwood, C&L, or any Real Estate Subsidiary as an Obligor pursuant to the terms of this Consent Letter, any Collateral is located on any owned or leasehold real

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property of any such Person or any Affiliate thereof (other than an Obligor), including without limitation Travel Main II, and either (A) there shall occur any default or event of default on the part of any such Person or any Subsidiary of such Person under any agreement, document or instrument to which such Person or such Subsidiary of such Person is a party or by which such Person or such Subsidiary of such Person or any of their respective Properties is bound, creating or relating to any Debt in excess of $1,000,000, if the cure period (if any) applicable to such default or event of default has elapsed and the payment or maturity of such Debt may be accelerated in consequence of such event of default or demand for payment of such Debt may be made, or (B) such Person shall incur or suffer to exist Debt secured by the real property of such Person without providing to Administrative Agent concurrently with the incurrence of such Debt a mortgagee waiver in form and substance satisfactory to Administrative Agent in its reasonable discretion.

g.	Borrowers, Administrative Agent and Lenders hereby agree that it shall constitute an Event of Default under the Credit Agreement if (A) at any time subsequent to the consummation of the Step One Transactions and prior to the satisfaction of each of the PropCo Release Conditions (as determined by Administrative Agent), Travel Main II shall own any assets, or (B) at any time prior to the consummation of the Step Two Transactions, FeralloyProp II shall own any assets.

h.	Borrowers, Administrative Agent and Lenders hereby agree that it shall constitute an Event of Default under the Credit Agreement if, at any time, any of Travel Main, Lockwood, C&L, or any Real Estate Subsidiary shall own any material assets of any kind other than (i) fee owned interests in real property (or, with respect to that certain real property located in Porter County, Indiana and in the Town of Wallingford, Connecticut, leasehold interests in real property), (b) improvements upon such real property, (c) its rights under lease agreements with respect to such real property, and (d) the Equity Interests transferred to such Person in connection with the Proposed Transactions (except to the extent that such Person is released as an Obligor under the Credit Documents upon satisfaction of the PropCo Release Conditions as determined by Administrative Agent).

i.	Borrower, Administrative Agent and Lenders hereby agree that the Credit Agreement is amended as follows:

i.	by adding the following text at the end of the final paragraph of Section 10.1.3 of the Credit Agreement, immediately prior to the “.” in such paragraph:

“and, to the extent not already provided to the Administrative Agent and the Lenders, copies of all financial statements or reports that any Obligor has delivered to the trustee with respect to, or to any holder of, the Debt permitted under 10.2.3(vii) of this Agreement at the time such financial statements or reports are so delivered to the trustee or any holder of the Debt.”

ii.	by deleting Section 10.2.5(xiv) of the Credit Agreement, and by substituting in lieu thereof the following: “[intentionally omitted.]”

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j.	Borrower, Administrative Agent and Lenders hereby agree that all covenants and other provisions of the Credit Agreement and the other Credit Documents shall be deemed, to the extent applicable, to incorporate the consents to the Proposed Transactions contained in this Consent Letter.

4. Miscellaneous. Borrowers hereby: (i) ratify and reaffirm the Obligations, the Credit Agreement and each of the other Credit Documents and all of Borrowers’ covenants, duties, indebtedness and liabilities under the Credit Documents, as modified herein; (ii) acknowledge and stipulate that (a) the Credit Agreement and the other Credit Documents executed by Borrowers are legal, valid and binding obligations of Borrowers that are enforceable against Borrowers in accordance with the terms thereof and (b) all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrowers); (iii) represent and warrant to Administrative Agent and Lenders, to induce Administrative Agent and Lenders to enter into this Consent Letter, that (a) no Event of Default exists on the date hereof, and (b) this Consent Letter has been duly executed and delivered by Borrowers; (iv) agree that this Consent Letter shall be governed by and construed in accordance with the internal laws of the State of Georgia; (v) agree that this Consent Letter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; and (vi) agree that, except as otherwise expressly provided in this Consent Letter, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Credit Documents, each of which shall remain in full force and effect.

If this Consent Letter is acceptable to Borrowers, please evidence Borrowers’ agreement with the terms hereof by executing and returning a copy of this letter to Administrative Agent. By their signatures below, Borrowers agree that Administrative Agent’s and Lenders’ consents as set forth herein will not be effective until all of the conditions to such consent have been fully satisfied. This Consent Letter shall be effective only upon receipt by Administrative Agent of counterparts hereof from Borrowers and Required Lenders.

[Signatures commence on following page]

PNA Group, Inc. and the other Borrowers

August 10, 2006

Very truly yours,

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Dennis S. Losin
Name:	Dennis S. Losin
Title:	Senior Vice President

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Dennis S. Losin
Name:	Dennis S. Losin
Title:	Senior Vice President

WELLS FARGO FOOTHILL, LLC

By:	/s/ Maged Glebrini
Name:	Maged Glebrini
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Debra A. Putzer
Name:	Debra A. Putzer
Title:	Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Oscar D. Johnson, Jr.
Name:	Oscar D. Johnson, Jr.
Title:	Senior Vice President

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL)

By:	/s/ Laura Wheeland
Name:	Laura Wheeland
Title:	Vice President

[Signatures continue on following page]

Signature Page - Third Consent Letter and Fourth Amendment

PNA Group, Inc. and the other Borrowers

August 10, 2006

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Susan K. Gadrix
Name:	Susan K. Gadrix
Title:	Vice President

NATIONAL CITY BUSINESS CREDIT, INC.

By:	/s/ Jason Hanes
Name:	Jason Hanes
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Alex M. Council
Name:	Alex M. Council
Title:	Vice President

TEXTRON FINANCIAL CORPORATION

By:	/s/ Chris Grivakis
Name:	Chris Grivakis
Title:	Senior Account Executive

E*TRADE BANK

By:	/s/ Sam Crow
Name:	Sam Crow
Title:	Senior Manager, Commerical Lending

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:	/s/ Richard Holston
Name:	Richard Holston
Title:	Vice President

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Signature Page - Third Consent Letter and Fourth Amendment

PNA Group, Inc. and the other Borrowers

August 10, 2006

Acknowledged and Agreed to:

BORROWERS:

SMITH PIPE & STEEL COMPANY

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

INFRA-METALS CO.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

FERALLOY CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELTA STEEL, L.P.

By:	Delta GP, L.L.C., its general partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

By:	Delta LP, L.L.C., its limited partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

DELTA GP, L.L.C.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

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Signature Page - Third Consent Letter and Fourth Amendment

PNA Group, Inc. and the other Borrowers

August 10, 2006

DELTA LP, L.L.C.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

PNA GROUP, INC.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELNOR CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

TRAVEL MAIN CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

LOCKWOOD ACQUISITION, LLC

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

MSC MANAGEMENT, INC.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

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Signature Page - Third Consent Letter and Fourth Amendment

PNA Group, Inc. and the other Borrowers

August 10, 2006

CLINTON & LOCKWOOD, LTD.

By:	PNA Group, Inc., its general partner (before giving effect to the Proposed Transactions contemplated herein)

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

Affirmed by:

Travel Main Corporation, its general partner (after giving effect to the Proposed Transactions contemplated herein)

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

By:	Lockwood Acquisition, LLC, its limited partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

METALS SUPPLY COMPANY, LTD.

By:	MSC Management, Inc., its general partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

By:	PNA Group, Inc., its limited partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

Signature Page - Third Consent Letter and Fourth Amendment